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                                   Form 8-K

                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 30, 1998
                                                 -----------------


                               The Rouse Company
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            (Exact name of registrant as specified in its charter)


    Maryland                          0-1743                          52-0735512
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(State or other                     (Commission                    (IRS Employer
 jurisdiction of                    File Number)                    Identifica-
 incorporation)                                                       tion No.)


10275 Little Patuxent Parkway
Columbia, Maryland                                                   21044-3456
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code (410) 992-6000
                                                  ---------------



                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets.

On June 30, 1998, The Rouse Company (the "Company") entered into an agreement with Teachers Properties, Inc. ("Teachers") to acquire all of the income-producing properties and certain land parcels of Rouse-Teachers Properties, Inc. ("RTPI"), an entity in which Teachers held a 95% ownership interest and the Company held a 5% ownership interest.

On November 30, 1998, a wholly owned subsidiary of the Company acquired from Teachers its interest in RTPI.

The acquired assets of RTPI consist of 22 office buildings in metropolitan Baltimore, Maryland containing approximately 1,034,000 square feet of leasable space, 26 industrial buildings in metropolitan Baltimore containing approximately 1,675,000 square feet of leasable space, 8 office buildings in Columbia, Maryland containing approximately 428,000 square feet of leasable space, 10 office buildings in metropolitan Washington, D.C. containing approximately 1,227,000 square feet of leasable space, an office building in suburban Harrisburg, Pennsylvania containing approximately 231,000 square feet of leasable space and approximately 107 salable acres of land in the Baltimore and Washington metropolitan areas. The Company intends to continue operating the acquired properties as office and industrial buildings except for three of the acquired buildings in metropolitan Washington, D.C. that the Company sold on December 1, 1998 for an aggregate price of approximately $92,000,000.

The aggregate purchase price for the properties, negotiated between the Company and Teachers, was approximately $371,842,000, including approximately $110,987,000 of debt secured by the properties and assumed by the Company. The Company funded the net purchase price due at closing of $260,855,000 by issuing $100,000,000 (3,525,782 shares) of common stock, a $49,855,000 note secured by certain of the acquired properties, a $58,000,000 unsecured note and a payment of $53,000,000 in cash to Teachers. The cash paid at closing was funded by available cash balances and by borrowings under the Company's revolving credit facility that was underwritten by The First National Bank of Chicago and Bankers Trust Company.

Prior to the transaction, there were no material relationships between Teachers and the Company or any of its affiliates, any director or officer of the Company or any affiliate of any such director or officer, except that an affiliate of Teachers holds mortgage debt on several properties owned by subsidiaries and affiliates of the Company.
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) & (b) It is impracticable for the Company to provide any of the financial statements and pro forma financial information required by Items 7(a) and (b) at this time. The Company will file the required financial statements and pro forma financial information as soon as practicable, but in any event no later than February 12, 1999.

         (c)  The following exhibit is part of this Current Report on Form 8-K:

           Exhibit
           Number                       Exhibit

            2 Plan of Acquisition, Reorganization, Arrangement, Liquidation or Succession is incorporated by reference from the Company's Quarterly Report on Form 10-Q for the period ended September 30, 1998.
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                                  Signatures
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE ROUSE COMPANY


Date:   December 14, 1998              By /s/ Jeffrey H. Donahue
                                         -----------------------
                                         Jeffrey H. Donahue
                                         Executive Vice-President
                                         and Chief Financial Officer


Date:   December 14, 1998              By /s/ George L. Yungmann
                                         ------------------------
                                         George L. Yungmann
                                         Senior Vice-President and
                                           Controller
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                                 Exhibit Index
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       Exhibit Number                  Exhibit

              2 Plan of Acquisition, Reorganization, Arrangement, Liquidation or Succession is incorporated by reference from the Company's Quarterly Report on Form 10-Q for the period ended September 30, 1998.